SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 14, 2004

                            Pathfinder Bancorp, Inc.
          -------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

       Federal                        000-23601                 16-1540137
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 (State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
                                 of incorporation)           Identification No.)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (315) 343-0057
                                 --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item  1-7     Not  Applicable.

Item  8.01     Other  Events

     On September 14, 2004, Pathfinder Bank, the wholly owned subsidiary of Pathfinder Bancorp, Inc. entered into a contract with Paul A. Castaldo, Inc. to perform as the general contractor in the construction of a new branch office to be located at 3025 East Avenue (Route 49) in the village of Central Square, Oswego County, New York.

     The contract is contingent upon the receipt of all relevant regulatory approvals to operate a branch office of Pathfinder Bank at the location. The construction of the branch office is expected to be completed during the second quarter of 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           PATHFINDER  BANCORP,  INC.


Date:  September  14,  2004    By:  /s/  Thomas  W.  Schneider

                               -------------------------------------
                               Thomas  W.  Schneider
                               President  and  Chief  Executive
                               Officer